                                                                     Exhibit 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated March 13, 2003 in the Amendment No. 1 to the Registration Statement (No. 333-103627) and related Prospectus of Claymore Securities Defined Portfolios, Series 145.

                                                      /s/ Grant Thornton LLP
                                                          Grant Thornton LLP

Chicago, Illinois
March 13, 2003